                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               GA FINANCIAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              GA FINANCIAL, INC.
                            4750 CLAIRTON BOULEVARD
                        PITTSBURGH, PENNSYLVANIA 15236
                                (412) 882-9946

                                                                  March 26, 1999



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of GA Financial, Inc. (the "Company"), the holding company for Great American Federal Savings and Loan Association, Pittsburgh, Pennsylvania (the "Association"), which will be held on April 28, 1999, at 10:00 a.m., at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236.

     The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of PricewaterhouseCoopers LLP, the Company's independent auditors for the fiscal year ended December 31, 1998, and a representative of KPMG LLP, the proposed auditors of the Company for the fiscal year ending December 31, 1999, will be present at the Meeting to respond to any questions that our stockholders may have.

     The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" the nominees listed under Proposal 1, "FOR" the ratification of the amendments to the GA Financial, Inc. 1996 Stock-Based Incentive Plan under Proposal 2, and "FOR" the ratification of KPMG LLP as independent auditors under Proposal 3.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

     On behalf of the Board of Directors and all of the employees of the Company and the Association, I wish to thank you for your past and continued support.

                                        Sincerely yours,


                                        /s/ John M. Kish

                                        John M. Kish
                                        Chairman of the Board of Directors

                              GA FINANCIAL, INC.
                            4750 CLAIRTON BOULEVARD
                        PITTSBURGH, PENNSYLVANIA 15236
                                (412) 882-9946

                                _______________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 28, 1999

                                _______________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GA Financial, Inc. (the "Company") will be held on Wednesday, April 28, 1999, at 10:00 a.m., at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236.

     The Meeting is for the purpose of considering and voting upon the following matters:

     1. the election of two directors for terms of three years each;

     2. the ratification of the amendments to the GA Financial, Inc. 1996 Stock-Based Incentive Plan;

     3. the ratification of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 1999; and

     4. such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has established March 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Only recordholders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Meeting will be available at GA Financial, Inc., 4750 Clairton Boulevard, Pittsburgh, Pennsylvania, for a period of ten days prior to the Meeting and will also be available for inspection at the Meeting itself.

                              By Order of the Board of Directors



                              /s/ Lawrence A. Michael

                              Lawrence A. Michael
                              Corporate Secretary
Pittsburgh, Pennsylvania
March 26, 1999

                              GA FINANCIAL, INC.

                               _________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                               _________________

                                APRIL 28, 1999

SOLICITATION AND VOTING OF PROXIES

     This proxy statement is being furnished to stockholders of GA Financial, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on April 28, 1999, at 10:00 a.m., at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania, 15236, and at any adjournments thereof. The 1998 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 1998, accompanies this proxy statement, which is first being mailed to stockholders on or about March 26, 1999.

     Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT,"FOR" THE RATIFICATION OF THE AMENDMENTS TO THE GA FINANCIAL, INC. 1996 STOCK-BASED INCENTIVE PLAN, AND "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. EXECUTION OF A PROXY CARD, HOWEVER, CONFERS ON THE DESIGNATED PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

     A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY THE FILING OF A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE MEETING.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Meeting and will be paid a fee of $3,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and its subsidiary, Great American Federal Savings and Loan Association (the "Association"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors.

     The close of business on March 15, 1999 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,855,154 shares.

     As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of the amendments to the GA Financial, Inc. 1996 Stock-Based Incentive Plan, the ratification of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) "ABSTAIN" from voting on such item; or (iii) vote "AGAINST" the item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.



                                                                                  NUMBER             PERCENT
                                        NAME AND ADDRESS OF                         OF                  OF
TITLE OF CLASS                            BENEFICIAL OWNER                        SHARES              CLASS
---------------------------   ------------------------------------------        -----------        -----------

Common Stock..............    Great American Federal Savings and Loan            707,080(1)              10.3%
                              Association Employee Stock Ownership Plan
                              and Trust ("ESOP")
                              4750 Clairton Boulevard
                              Pittsburgh, Pennsylvania  15236

Common Stock..............    John Hancock Advisers, Inc.                        450,000(2)               6.6%
                              101 Huntington Avenue
                              Boston, Massachusetts  02199

Common Stock..............    Franklin Resources                                 349,000(3)               5.1%
                              777 Mariners Island Boulevard
                              San Mateo, California 94402

___________________
(1) First Bankers' Trust, N.A. has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 31, 1998, 159,960 shares had been allocated under the ESOP and 552,040 shares remain unallocated. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) Based on information disclosed in a Schedule 13G with the SEC on January 15, 1999.
(3) Based on information disclosed in a Schedule 13G filed with the SEC on January 26, 1999.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     Pursuant to its Bylaws, the number of directors of the Company is set at seven (7) unless otherwise designated by the Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees proposed for election at the Meeting are Thomas E. Bugel and David R. Wasik. Messrs. Bugel and Wasik are presently directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     In the event that any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and the Named Executive Officers, as defined below, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Association, and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

       NAME AND PRINCIPAL                                             EXPIRATION     SHARES OF COMMON        OWNERSHIP
     OCCUPATION AT PRESENT                               DIRECTOR     OF TERM AS    STOCK BENEFICIALLY     AS A PERCENT
  AND FOR THE PAST FIVE YEARS                    AGE     SINCE(1)      DIRECTOR          OWNED(2)            OF CLASS
------------------------------                   ---     --------     ----------    ------------------    ---------------
NOMINEES:
Thomas E. Bugel.........................          54        1988          2002           40,190(5)(7)            *
  Mr. Bugel is an owner and Vice
  President of East Liberty Electro-
  Plating Company.
David R. Wasik..........................          57        1990          2002           38,555(5)(7)            *
  Mr. Wasik is a partner and
  supervisor of Savolskis-Wasik-
  Glenn Funeral Home.

       NAME AND PRINCIPAL                                             EXPIRATION     SHARES OF COMMON        OWNERSHIP
     OCCUPATION AT PRESENT                               DIRECTOR     OF TERM AS    STOCK BENEFICIALLY     AS A PERCENT
  AND FOR THE PAST FIVE YEARS                    AGE     SINCE(1)      DIRECTOR          OWNED(2)            OF CLASS
------------------------------                   ---     --------     ----------    ------------------    ---------------
CONTINUING DIRECTORS:

Darrell J. Hess..........................         66        1991          2000          38,000(5)(7)              *
  Mr. Hess is the owner of Dee
  Jay's Hallmark Card and Gift
  Shop and D.J. Hess Advertising, a
  promotional product company.
John M. Kish.............................         53        1983          2000          80,950(3)(4)            1.18%
  Mr. Kish is Chairman of the
  Boards of Directors and Chief
  Executive Officer of the Company
  and the Association.
John G. Micenko..........................         60        1976          2001         118,727(3)(4)            1.73%
  Mr. Micenko is President of the
  Company and has been President
  of the Association since 1990.
Thomas M. Stanton........................         56        1992          2001          23,000(5)(7)              *
  Mr. Stanton is a securities
  supervisor for Mass Mutual, an
  insurance and financial services
  company.
Robert J. Ventura........................         49        1998          2001           6,000(6)(8)              *
  Since October 1998,
  Mr. Ventura has been an
  independent acquisitions and
  disvestitures consultant.  Prior to
  October 1998, Mr. Ventura was
  the director of acquisitions and
  divestitures for Rockwell
  International Corporation.

NAMED EXECUTIVE OFFICERS:
(WHO ARE NOT ALSO DIRECTORS)

Andrew R. Getsy..........................         60          --            --          43,956(3)(4)              *
  Mr. Getsy has been Vice
  President and Treasurer of the
  Association since September
  1983.

Raymond G. Suchta........................         50          --            --          54,120(3)(4)              *
  Mr. Suchta is Treasurer and
  Chief Financial Officer of the
  Company and has been Vice
  President and Chief Financial
  Officer of the Association since
  1981.

       NAME AND PRINCIPAL                                             EXPIRATION     SHARES OF COMMON        OWNERSHIP
     OCCUPATION AT PRESENT                               DIRECTOR     OF TERM AS    STOCK BENEFICIALLY     AS A PERCENT
  AND FOR THE PAST FIVE YEARS                    AGE     SINCE(1)      DIRECTOR          OWNED(2)            OF CLASS
------------------------------                   ---     --------     ----------    ------------------    ---------------
Stock ownership of all directors and              --          --            --           623,163(9)             9.09%
executive officers of the Company
and the Association as a group (15
persons).

________________
*  Does not exceed 1.0% of the Company's voting securities.
(1)   Includes years of service as a director of the Association.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(3) Includes 27,000, 55,000, 18,350 and 23,050 shares awarded to Messrs. Kish, Micenko, Getsy and Suchta under the GA Financial, Inc. 1996 Stock-Based Incentive Plan (the "Incentive Plan"). Awards to officers under the Incentive Plan began vesting in five equal annual installments on October 16, 1997. Each participant presently has voting power as to the shares awarded.
(4) Includes 30,000, 38,000, 10,000 and 20,000 shares subject to options granted to Messrs. Kish, Micenko, Getsy, and Suchta, respectively, under the Incentive Plan which are currently exercisable. Does not include the remaining 45,000, 57,000, 15,000 and 30,000 shares subject to options granted to Messrs. Kish, Micenko, Getsy and Suchta, respectively, under the Incentive Plan, which are not currently exercisable and will continue to vest in equal annual installments through October 16, 2001.
(5) Includes 10,000 shares awarded pursuant to the Incentive Plan, which began vesting in five equal annual installments on October 16, 1997, the voting of which currently can be directed by the recipient.
(6) Includes 5,000 shares awarded pursuant to the Incentive Plan, which will begin vesting in five equal annual installments beginning on April 29, 1999, the voting of which currently can be directed by the recipient.
(7) Includes 8,000 shares subject to options granted under the Incentive Plan which are currently exercisable. Does not include the remaining 12,000 shares subject to options granted under the Incentive Plan, which are not currently exercisable and will continue to vest in equal annual installments through October 16, 2001.
(8) Does not include 10,000 shares subject to options granted under the Incentive Plan which are not currently exercisable and begin to vest on April 29, 1999 in five equal annual installments through April 29, 2003.
(9) Includes a total of 237,770 shares awarded under the Incentive Plan as to which voting may be directed and a total of 194,000 shares which may be acquired through the exercise of stock options under the Incentive Plan. Excludes a total of 321,000 shares subject to options granted under the Incentive Plan which are not currently exercisable.


MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets at least on a quarterly basis and may have additional meetings as needed. During fiscal 1998, the Board of Directors of the Company held eight regular meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such directors served during 1998. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of the Company and Association consists of Messrs. Bugel, Hess and Wasik. The purpose of the Audit and Compliance Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. This Committee is also responsible for making recommendations to the full Board of Directors regarding the selection of the independent auditor. The committee met four times in 1998.

     PERSONNEL, COMPENSATION AND BENEFITS COMMITTEE. The Personnel, Compensation and Benefits Committee consists of Messrs. Hess, Stanton and Wasik. This Committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met once in 1998.

     NOMINATING COMMITTEE. The Company's Nominating Committee for the 1999 Annual Meeting consisted of Messrs. Micenko, Stanton and Ventura. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 26, 1999.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Non-employee members of the Board of Directors of the Company currently receive an annual retainer fee of $1,000 and a fee of $400 for each Board meeting and a fee of $175 for each committee meeting attended. However, Directors of the Company do not receive Company Board meeting fees on dates when an Association Board of Directors meeting is held.

     Non-employee directors of the Association are currently paid an annual retainer of $16,800. Non-employee directors of the Association are also currently paid a fee of $175 for committee meetings attended and a fee of $400 for each special meeting of the Board of Directors attended. The Association also maintains one Director Emeritus position that is currently filled by Joseph
E. Bugel, the former Chairman of the Board of Directors who served with the Association from 1939 to 1988 and the father of Director Thomas E. Bugel. Mr. Bugel is paid an annual retainer of $6,000 and a fee of $400 for each Board of Directors meeting which he attends.

     INCENTIVE PLAN. Under the Incentive Plan maintained by the Company, each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Association, with the exception of Mr. Ventura, received non-statutory stock options to purchase 20,000 shares of Common Stock at an exercise price of $12.75, the fair market value of the Common Stock on October 16, 1996, the date the option was granted (with Dividend Equivalent Rights attached, as discussed below), and stock awards for 10,000 shares of Common Stock (collectively "Directors' Awards"). On April 29, 1998, Mr. Ventura received non-statutory stock options to purchase 10,000 shares of Common Stock at an exercise price of $19.76 per share, the fair market value of the Common Stock on April 29, 1998. Mr. Ventura also received stock awards for 5,000 shares of Common Stock. The Dividend Equivalent Rights provide a separate cash benefit equal to 100% of the amount of any extraordinary dividend (as defined in the Incentive Plan) declared by the Company on shares of Common Stock subject to an option. The Directors' Awards initially granted under the Incentive Plan will vest over a five-year period, at a rate of 20% each year commencing on October 16, 1997, the first anniversary of the date of the grant. All unexercised options granted under the Incentive Plan expire 10 years following the date of grant. Mr. Ventura's awards vest at a rate of 20% each year commencing on April 29, 1999. All Directors' Awards will immediately vest upon death or disability.

EXECUTIVE COMPENSATION

     The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     COMPENSATION POLICIES. The policies and objectives of the Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions towards achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its stockholders. In furtherance of these objectives, the Company and Association maintain a compensation program for executives officers which consists of both cash and equity based compensation.

     The Compensation Committee has discretion to recommend, relative to performance and peer group comparisons, the base salaries of the executive officers. The Compensation Committee recommends the level of annual salary for the Chief Executive Officer and the President, generally based upon a review of the performance of the Chief Executive Officer and the President and the Company during the prior year and competitive data for that position. The Compensation Committee is then responsible for recommending the base salaries of the remaining executive officers.

     In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Association adopted plans which reward the executives for delivering long-term value to the Company and the Association through stock ownership.

     The compensation package available to executive officers is composed of the following components:

          (i)    Base Salary;
          (ii)   Annual Cash Incentive Awards; and
          (iii) Long Term Incentive Compensation, including Option and Stock Awards.

     Messrs. Kish and Micenko have employment agreements which specify a minimum base salary and require an annual review of such salary. In addition, Messrs. Kish and Micenko and all other executive officers of the Company and the Association participate in other benefit plans available to all employees including the Association's Employee Stock Ownership Plan.

     BASE SALARIES. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executives' level of responsibility. The Compensation Committee has consulted with L.R. Webber Associates, Inc., an independent consulting firm, in determining the compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in Pennsylvania and the Mid-Atlantic region.

     Although the Compensation Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

     ANNUAL CASH INCENTIVE AWARDS. As discussed under Base Salaries, cash incentive awards are intended to be consistent with comparative practices of other comparable financial institutions and each executive officer's level of responsibility. Such awards are based on the Committee's subjective determinations of the executive officer's performance during the year in relation to the budgeted financial performance of the Company.

     LONG TERM INCENTIVE COMPENSATION. The Company maintains the Incentive Plan under which executive officers may receive grants and awards of Common Stock and options to purchase Common Stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders. As approved by the Company's shareholders on October 16, 1996, all of the executive officers received grants and awards of Common Stock and options to purchase Common Stock which have vesting periods of 20% per year beginning one year from the date of the respective grant. The exercise price of options granted was the market value of the Common Stock on the date of shareholder approval. The value of this component of compensation increases as the Common Stock of the Company appreciates in value. The specific grants and awards for certain named executive officers are reflected in the Summary Compensation Table.

     CHIEF EXECUTIVE COMPENSATION. The base compensation of John M. Kish, Chairman and Chief Executive Officer of the Company for fiscal 1998 was a percentage of an annual base salary of $190,962 based upon the amount of time expended by Mr. Kish in his role as the Chairman of the Board and Chief Executive Officer of the Company. During fiscal 1998, Mr. Kish's compensation was $175,048. See the discussion under "Employment Agreements" for further information regarding Mr. Kish's annual base salary.

     The base compensation of John G. Micenko, President of the Company and the Association, was $226,343, which represents a 3.0% increase over his 1997 base salary.

                PERSONNEL, COMPENSATION AND BENEFITS COMMITTEE

                                   MR. WASIK
                                   MR. HESS
                                  MR. STANTON

     STOCK PERFORMANCE GRAPH. The following graph shows a comparison of stockholder return on the Company's Common Stock based on the market price of Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the American Stock Exchange Index and the SNL Thrift Index for the period beginning on March 26, 1996, the day the Company's Common Stock began trading, through December 31, 1998. The graph was derived from a very limited period of time, and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by SNL Securities, Inc., a data service provider for publicly traded financial institutions.

           COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
              AMERICAN STOCK EXCHANGE INDEX AND SNL THRIFT INDEX

                             [GRAPH APPEARS HERE]

                                    Summary

                                        Period Ending
                      -------------------------------------------------------
                      3/26/96  12/31/96  6/30/97  12/31/97  6/30/98  12/31/98
                      -------  --------  -------  --------  -------  --------
GA Financial, Inc.     100.00   134.33    170.69   171.78    169.48   145.63
AMEX Market Index      100.00   116.34    140.29   148.74    170.52   179.20
SNL Thrift Index       100.00   129.41    167.75   220.20    227.16   193.67

  SUMMARY COMPENSATION TABLE.   The following table shows, for the years ended
December 31, 1998, 1997 and 1996, the cash compensation paid by the Company and Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and the Association and the three highest paid executive officers of the Company and the Association, who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1998 ("Named Executive Officers").


                                                                         LONG-TERM COMPENSATION
                                                                  -------------------------------------
                                    ANNUAL COMPENSATION(1)                AWARDS             PAYOUTS
                               ------------------------------------------------------------------------
                                                       OTHER      RESTRICTED    SECURITIES
                                                       ANNUAL       STOCK       UNDERLYING     LTIP         ALL OTHER
NAME AND PRINCIPAL                                   OMPENSATION    AWARDS     OPTIONS/SARS   PAYOUTS      COMPENSATION
   POSITIONS           YEAR    SALARY($)  BONUS($)     ($)(2)       ($)(3)        (#)(4)       ($)(5)         ($)(6)
-----------------------------------------------------------------------------------------------------------------------------
John M. Kish           1998    $175,048         -          -               -          -         None          $36,744
 Chairman of the       1997     111,240         -          -               -          -         None           40,849
 Board and Chief       1996      99,000    $7,000     $4,450        $393,900     75,000         None                -
 Executive
 Officer of the
 Company and the
 Association

John G. Micenko        1998     226,343         -          -               -          -         None           92,028
 Director and          1997     211,603         -          -               -          -         None           92,214
 President of the      1996     205,670     7,000          -         722,150     95,000         None           98,066
 Company and the
 Association

Andrew R. Getsy        1998     134,826         -          -               -          -         None           39,179
 Vice President        1997     125,291         -          -               -          -         None           49,774
 and Treasurer         1996     121,171     5,000          -         328,250     25,000         None           34,483
 of the Association

Raymond G. Suchta      1998     118,654         -          -               -          -         None           29,499
 Treasurer and Chief   1997      96,246         -          -               -          -         None           42,835
 Financial Officer of  1996      90,000     5,000          -         328,250     50,000         None           20,464
 the Company and Chief
 Financial Officer of
 the Association

____________________
(1)    The column titled "Bonus" consists of board approved discretionary cash
       bonuses.   See "Compensation Committee Report on Executive Compensation."
(2) For 1998, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; nor (e) preferential discounts on stock. For Mr. Kish, such amount represents Board of Directors fees paid in the first quarter of 1996.
(3) Includes stock awards of 30,000, 55,000, 25,000 and 25,000 shares granted to Messrs. Kish, Micenko, Getsy and Suchta, respectively, pursuant to the Incentive Plan during fiscal year 1996. The awards began vesting in five equal annual installments on October 16, 1997, the first anniversary of the effective date of the award. When shares become vested and are distributed, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon. All awards vest immediately upon termination of employment due to death or disability. As of December 31, 1998, the market value of the stock awards held by Messrs. Kish, Micenko, Getsy and Suchta, was $418,500, $852,000, $284,425 and $361,925, respectively.
(4) Represents stock options granted to Messrs. Kish, Micenko, Getsy and Suchta, respectively, pursuant to the Incentive Plan during fiscal year 1996.
(5) For 1998, 1997 and 1996, there were no payouts or awards under any long-term incentive plan.
(6) Other compensation includes a taxable fringe benefit group life insurance, employer contributions to the Association's 401(k) plan, contributions to the Association's non-qualified Supplemental Executive Retirement Plan the ("SERP"), and grants of common stock pursuant to the Association's ESOP. In 1998, the Board voted to terminate the SERP. During fiscal 1998, Messrs. Kish, Micenko, Getsy and Suchta, received contributions of $51, $108, $67 and $27, respectively, under the group life insurance. Contributions to Messrs. Kish, Micenko, Getsy and Suchta, during fiscal 1998 pursuant to the 401(k) plan and the SERP were $5,000, $5,000, $4,044 and $3,559, respectively, and $0, $60,346, $8,360 and $2,410, respectively. For fiscal 1998, Messrs. Kish, Micenko, Getsy and Suchta were allocated 2,044, 2,044, 1,723 and 1,516 shares of Common Stock, respectively, pursuant to the ESOP. Dollar amounts reflect the market value of $15.50 per share as of December 31, 1998. See "Executive Compensation."

COMPENSATION ARRANGEMENTS

     EMPLOYMENT AGREEMENTS. The Association and the Company have entered into employment agreements with Messrs. Kish and Micenko (individually, the "Executive"). These employment agreements are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of Messrs. Kish and Micenko.

     The employment agreements provide for a three-year term for Messrs. Kish and Micenko. The Association employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Association may extend the agreement for an additional year so that the remaining term shall be three years, unless the Executive elects not to extend the term of this Agreement by giving written notice or written notice of non-renewal is given by the Board of the Association after conducting a performance evaluation of the Executive. The terms of the Company employment agreements are also extended on an annual basis unless the Executive elects not to extend the term of this Agreement by giving written notice or written notice of non-renewal is given by the Board of the Company. The agreements provide that the Executive's base salary will be reviewed annually. The base salary of Mr. Kish as Chief Executive Officer of the Company and the Association is $194,781. The current base salary for Mr. Micenko as President of the Company and the Association is $222,559. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

     The agreements provide for termination by the Association or the Company for cause as defined in the agreements at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Association and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of the Association or the Company; or (vi) a breach of the agreement by the Association or the Company, the Executive or, in the event of Executive's subsequent death, his beneficiary, beneficiaries or estate, as the case may be, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to certain benefit plans of the Association or the Company during the remaining term of the agreement. The Association and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Association or the Company (as defined in the employment agreements), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Based solely on the compensation reported in the Summary Compensation Table for 1998 in the case of Messrs. Kish and Micenko and excluding any benefits under any employee plan which may be payable, following a change in control and termination of employment Messrs. Kish and Micenko would receive severance payments in the amount of approximately $572,886 and $679,029, respectively.

     Payments under the employment agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Association.

     Payments to the Executive under the Association's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements shall be paid by the Association or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

     CHANGE IN CONTROL AGREEMENTS. For similar reasons as with the employment agreements, the Association and/or the Company have entered into change in control agreements with Messrs. Getsy and Suchta and six other executive officers (collectively, the "Executive"). Each change in control agreement provides for a two year term. Commencing on the date of the execution of the Company's change in control agreement, the term shall be extended for one day each day until such time as the Board of Directors of the Company or the Executive elects by written notice not to extend the term, at which time the change in control agreement will end on the second anniversary of the date of notice. The Company's change in control agreement provides that at any time following a change in control of the Association or the Company (as defined in the agreement), if the Company terminates the Executive's employment for any reason other than cause, or if the Executive terminates his or her employment following demotion, loss of title, office or significant authority, a reduction in compensation, or relocation of the principal place of employment of more than 25 miles, the Executive, or in the event of Executive's subsequent death, Executive's beneficiary or beneficiaries or estate, as the case may be, would be entitled to a sum equal to two (2) times the Executive's annual compensation, including bonuses, cash and stock compensation and other benefits for the preceding twelve months. The Company would also continue the Executive's life, medical and disability coverage for twenty-four (24) full calendar months from the date of termination. The Association's change in control agreement is similar to that of the Company, with the exception that such agreement may be extended on an annual basis by the Association and is subject to certain other
limitations imposed by federal regulation.   Payments to the Executive under the
Association's change in control agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Association. Based solely on the Compensation reported in the Summary Compensation Table for 1998 and excluding any benefits under any employee plan which may be payable, following a change in control and termination of employment, Messrs. Getsy, Suchta and the other six officers covered by the agreements would receive a severance payment in the amount of approximately $269,652, $237,308 and $1.1 million, respectively.

     Payments under the change in control agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Code for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Association.

     INCENTIVE PLAN. The Company maintains the Incentive Plan, which provides discretionary awards of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards") to officers, directors and key employees as determined by a committee of the Board of Directors. Awards of Common Stock to officers, directors and key employees is provided under "Restricted Stock Awards" in the "Summary Compensation Table." No options were granted under the Incentive Plan to the Named Executive Officers in fiscal 1998.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1998. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

                       FISCAL YEAR-END OPTION/SAR VALUE

                                                                          VALUE OF
                                       NUMBER                           UNEXERCISED
                                   OF SECURITIES                        IN-THE-MONEY
                               UNDERLYING UNEXERCISED                   OPTIONS/SARS
                                    OPTIONS/SARS                      AT FISCAL YEAR-
      NAME                    AT FISCAL YEAR-END(#)(1)                  END($)(2)(3)
-----------------          -----------------------------     --------------------------------------
                        EXERCISABLE          UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
                        -----------          -------------     -----------       -------------
John M. Kish                30,000                 45,000        $ 82,500            $123,750
John G. Micenko             38,000                 57,000         104,500             156,750
Andrew R. Getsy             10,000                 15,000          27,500              41,250
Raymond G. Suchta           20,000                 30,000          55,000              82,500

____________________________________
(1)   The options in this table have an exercise price of $12.75.
(2)   The price of the Common Stock on December 31, 1998 was $15.50.
(3) Based on the market value of the underlying Common Stock at fiscal year end, minus the exercise price.

     RETIREMENT PLAN. The Association participates in the Financial Institutions Retirement Plan, administered by the Pentegra Group, which is a defined benefit pension plan, for its employees (the "Retirement Plan"). As discussed below, the Retirement Plan was modified as of July 1, 1996. The following table indicates the annual retirement benefit payable under the current terms of the Retirement Plan upon retirement at age 65 to those participants who were not participants in the Retirement Plan as of July 1, 1996 and who elect to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service expressed in the form of a ten year certain and life annuity. The benefits listed in the table below are based upon salary only and are not subject to any social security adjustment. The following table includes benefits under the current terms of the Retirement Plan.


   HIGH-5                 10 YEARS        15 YEARS      20 YEARS      25 YEARS        30 YEARS
  AVERAGE                 BENEFIT         BENEFIT       BENEFIT       BENEFIT         BENEFIT
COMPENSATION              SERVICE         SERVICE       SERVICE       SERVICE         SERVICE
------------             ---------       ---------    ----------    -----------     -----------
    $ 20,000               $ 2,400         $ 3,600       $ 4,800       $ 6,000         $ 6,000
      30,000                 3,600           5,400         7,200         9,000           9,000
      50,000                 6,000           9,000        12,000        15,000          15,000
      75,000                 9,000          13,500        18,000        22,500          22,500
     100,000                12,000          18,000        24,000        30,000          30,000
     150,000                18,000          27,000        36,000        45,000          45,000
     200,000                24,000          36,000        48,000        60,000          60,000
     250,000                30,000          45,000        60,000        75,000          75,000

________________________
(1) The maximum amount of annual compensation which can be considered in computing benefits under Section 401(a)(17) of the Code is $160,000 for 1999.


     Effective July 1, 1996, in conjunction with the Association's adoption of a savings plan qualified under Section 401(k) of the Code (the "401(k) Plan") and the ESOP, the Association modified the Retirement Plan from a self-administered defined benefit plan with a 60 percent, High-3 formula and a 25 year target service minimum to a defined benefit plan with a 30 percent, High-5 formula and a 25 year target service minimum. As a result, participants in the Retirement Plan as of July 1, 1996 will effectively receive a benefit under the Retirement Plan equal to the greater of: (i) the amount of benefit payable under the Retirement Plan prior to modification or (ii) the amount of benefit payable under the terms of the modified terms of the Retirement Plan. The following table indicates the annual retirement benefit payable to participants upon retirement at age 65 who elect to receive their retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service, under the Retirement Plan prior to its modification. The benefits listed in the retirement tables are based upon salary only and are not subject to any Social Security adjustment. The table below sets forth estimated annual pension benefits for individuals at age 65 as of the June 30, 1996 accrued benefit date.

   HIGH-3         10 YEARS    15 YEARS     20 YEARS     25 YEARS     30 YEARS
  AVERAGE         BENEFIT     BENEFIT      BENEFIT      BENEFIT      BENEFIT
COMPENSATION      SERVICE     SERVICE      SERVICE      SERVICE      SERVICE
------------    ----------   ---------    ---------    ---------   ----------
  $ 25,000        $ 6,000     $ 9,000     $ 12,000     $ 15,000     $ 15,000
    50,000         12,000      18,000       24,000       30,000       30,000
    75,000         18,000      27,000       36,000       45,000       45,000
   100,000         24,000      36,000       48,000       60,000       60,000
   125,000         30,000      45,000       60,000       75,000       75,000
   150,000         36,000      54,000       72,000       90,000       90,000
   175,000         42,000      63,000       84,000      105,000      105,000
   200,000         48,000      72,000       96,000      120,000      120,000
   250,000         60,000      90,000      120,000      150,000      150,000

________________
(1) The maximum amount of annual compensation which can be considered in computing benefits under Section 401(a)(17) of the Code is $160,000 for 1999.


     The following table sets forth the years of credited service (i.e., benefit service) as of December 31, 1998 for each Named Executive Officer.


                                        CREDITED SERVICE
                               -------------------------------------
                                  YEARS                     MONTHS
                                  -----                     ------
        John M. Kish.......          1                         9
        John G. Micenko....         35                         6
        Andrew R. Getsy....         30                         6
        Raymond G. Suchta..         16                         6

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Association's past policy provided that all loans made by the Association to its directors and executive officers ("insiders") be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Financial Institutions Recovery, Reform and Enforcement Act of 1989 ("FIRREA"), subjected the Association to the restrictions of Section 22(g) and (h) of the Federal Reserve Act and Regulation O promulgated thereunder. Prior to FIRREA, the Association made loans to executive officers with discounted interest rates. Recent legislation has created an exception to this lending prohibition which allows the Association to extend the same lending terms to insiders as are widely available to all employees within certain limits. In November 1998, the Association revised its policy to allow insiders to be eligible to receive the same discounted interest rate that is available to all employees.

     Set forth below is certain information as of December 31, 1998, with respect to loans made by the Association on preferential terms to executive officers of the Company and their affiliates which in the aggregate exceeded $60,000 at any time since January 1, 1998 plus any additional indebtedness of such persons to the Association. At the time of origination of the loans as set forth below, preferential loan rates were available for all full-time employees. The rates on such loans are equal to the Association's cost of funds rounded to the next quarter (but in no event less than 6.25%) and such preferential interest rates remain in effect as long as the employee maintains full-time status.


                                                              LARGEST         BALANCE     INTEREST RATE
                                             MATURITY         AMOUNT           AS OF           AS OF
                                DATE          DATE       OUTSTANDING SINCE    DECEMBER       DECEMBER    TYPE OF
NAME AND POSITION             OF LOAN        OF LOAN      JANUARY 1, 1998     31, 1998       31, 1998      LOAN
-----------------             -------        -------      ---------------     --------       --------    -------
Raymond G. Suchta,               1/9/87        6/1/17        $ 99,141         $  91,357       6.50%      Mortgage
 Chief Financial Officer
 and Treasurer of the
 Company and Vice
 President of the
 Association
Wayne A. Callen,               11/18/86        6/1/17         107,180           104,437       7.00       Mortgage
 Vice President of the
 Association
Todd L. Cover,                  9/16/98       10/1/28         208,000           207,551       6.25       Mortgage
 Executive Vice President
 and Chief Operating
 Officer of the
 Association

     John M. Kish was previously a partner in the law firm of Kish, Kish and Yarsky (the "firm"), which acted as local counsel to the Association during 1998. The Company and the Association made payments to the firm for legal services totaling $26,500.

                     PROPOSAL NO. 2:  RATIFICATION OF THE
                    AMENDED AND RESTATED GA FINANCIAL, INC.
                        1996 STOCK-BASED INCENTIVE PLAN

     The Board of Directors presents for stockholder ratification the Amended and Restated GA Financial, Inc. 1996 Stock-Based Incentive Plan (the "Plan"). Stockholders originally approved the GA Financial, Inc. 1996 Stock-Based Incentive Plan on October 16, 1996. The Board of Directors approved certain amendments to the Plan in January, 1999, and submits the amended and restated Plan to stockholders for ratification. The amended and restated Plan is attached as Annex A.

     The Company implemented the Plan primarily to attract, keep and motivate qualified individuals in key positions. The Plan provides officers, employees and non-employee directors or "outside directors" of the Company and its affiliates, including the Association, an incentive to contribute to the success of the Company by giving them an ownership interest in the Company This incentive aligns the interests of management and stockholders and rewards employees for outstanding performance.

     The Plan allows the Company to grant awards of restricted shares of the Company common stock and options to purchase the Company common stock, as well as certain related rights. All employees and all outside directors of the Company and its affiliates, including the Association, are eligible to receive awards under the Plan. A committee consisting of the entire Board of Directors administers the Plan.

     OTS regulations generally provide that restricted stock and stock option awards granted under any stock-based benefit plan, such as the Plan, adopted by a financial institution within the first year after conversion to stock form, must conform to certain OTS regulatory requirements and limitations. The Board of Directors believes it is in the best interests of the Company and the Association to amend the Plan to remove certain limitations contained in the Plan that are imposed by the OTS conversion regulations. The effect of the amendments will be to allow the Committee the discretion to make grants of awards which vest at a rate greater than 20% per year and allow the Committee the discretion to accelerate the vesting of awards upon certain circumstances, including the retirement of a grantee. The amendments also provide for automatic acceleration of vesting upon a Change in Control of the Company or the Association. The amendments did not remove the OTS requirements that the exercise price of any stock option granted be at least equal to the fair market value of the underling stock on the date of grant or the quantitative grant limitations applicable to officers and directors. The Company also amended the Plan for conforming changes and certain minor administrative matters, including providing committee discretion with respect to the transferability of non-statutory stock options for valid estate planning purposes.

     As of December 31, 1998, the Company had granted options covering 656,500 shares of the Company's common stock under the Plan and 233,500 shares remained available under the Plan for future option grants. As of December 31, 1998, the Company had also granted 323,650 restricted stock awards under the Plan and 32,350 shares of common stock remained available for future grants of restricted stock awards.

     Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of options to directors, officers and employees of the Company and its subsidiaries. However, the Financial Accounting Standards Board recently indicated that it would propose rules during 1999 that would generally require recognition of compensation expense with respect to awards made to non-employees, including non-employee directors of the Company, and that the proposed changes would apply to awards made after December 15, 1998.

SUMMARY OF THE PLAN

     Types of Awards. The Plan authorizes the grant of Awards to officers, employees and outside directors in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under
Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options"; (iii) limited rights which are exercisable only upon a change in control of the Company or Bank (as defined in the Incentive Plan) ("Limited Rights"); (iv) restricted shares of Common Stock ("Stock Awards"), (v) Dividend Equivalent Rights; and (vi) Equitable Adjustment Rights. Each type of Award granted under the Plan may be subject to vesting requirements or other conditions imposed by the Committee.

     Number of Shares of Common Stock Available for Awards. The Company has reserved 890,000 shares of Common Stock for issuance under the Plan in connection with the exercise of options and 356,000 shares of Common Stock were acquired by the Plan trust for Stock Awards under the Plan. Shares to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock or in the case of Stock Awards, paid from the trust. Any shares subject to an Award which expires, terminates unexercised (in the case of options) or forfeited will again be available for grant under the Plan.

     Stock Option Grants. The Committee has the discretion to award Incentive Stock Options or Non-Statutory Stock Options to employees, while only Non-Statutory Stock Options may be awarded to outside directors. Pursuant to the Plan, the Committee has the authority to determine the dates and terms on which
each option will become exercisable.   The exercise price of all stock options
must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below, and the term of all stock options may not exceed ten years. In order to qualify as Incentive Stock Options under Section 422 of the Code, no more than $100,000 of options may become exercisable for the first time in any taxable year. Also, Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

     The exercise price of an option may be paid in cash, Common Stock or a combination of cash and Common Stock, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or a combination of these methods as determined by the Committee. Options may be exercised during periods before and after an optionee terminates employment, as the case may be, to the extent authorized by the Committee or specified in the Plan or option agreement.

     Limited Rights. The Plan also provides the Committee with the ability to grant a Limited Right concurrently with any option. Limited Rights are related to specific options granted and become exercisable only upon a change in control of the Association or the Company. Upon exercise, the holder will be entitled to receive, in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

     Dividend Equivalent Rights. Simultaneously with the grant of any option to any individual, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such option. The Dividend Equivalent Right provides the employee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Company on shares of Common Stock subject to an option. Upon the payment of an extraordinary dividend, the holder of a Dividend Equivalent Right will receive, at the time of vesting of the related option, an amount of cash or some other payment as determined under the Incentive Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock, multiplied by the number of shares subject to the underlying option plus any earnings thereon minus any tax withholding amounts. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution in accordance with the Plan. The Dividend Equivalent Right is transferable only when the underlying option is transferable and under the same conditions.

     Equitable Adjustment Right. Simultaneously with the grant of any option, in the alternative to a Dividend Equivalent Right, the Committee may grant an Equitable Adjustment Right. In such a case, upon the payment of an extraordinary dividend, the Committee may adjust the number of shares and/or the exercise price of the options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

     Stock Awards. The Plan provides for the grant of Stock Awards in the form of restricted shares of Common Stock that are subject to restrictions on transfer and ownership. Unless otherwise specified in the Plan, the Committee has discretion to determine the terms and conditions of each Stock Award. When Stock Awards are distributed in accordance with the Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the Plan trust. Shares of Common Stock held by the Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

     Effect of a Change in Control. In the event of a Change in Control of the Association or the Company (as defined in the Plan), each outstanding Award granted under the Plan will become fully vested. All option grants will remain exercisable until the expiration of the term of the option.

     Nontransferability. Unless determined otherwise by the Committee, Awards under the Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order.
With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a Non-Statutory Stock Option as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate as beneficiary of any Award to which the recipient would then be entitled, in the event of the death of the participant.

CERTAIN INCOME TAX CONSEQUENCES

     The following brief description of the tax consequences of Awards granted under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     Stock Options.   There are no federal income tax consequences either to the optionee or to the Company upon the grant of an Incentive Stock Option or a Non-Statutory Stock Option. On the exercise of an Incentive Stock Option during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includable in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the holding periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of a Non-Statutory Stock Option, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. The disposition of shares acquired upon the exercise of a Non-Statutory Stock Option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

     Limited Rights, Dividend Equivalent Rights and Equitable Adjustment Rights. In the case of Limited Rights, the holder will recognize ordinary income, and the Company will be entitled to a deduction, equal to the amount paid to him. Upon the exercise of a Dividend Equivalent Right, the holder will recognize ordinary income, and the Company will be entitled to a deduction equal to the amount of cash received under the Dividend Equivalent Right. For tax purposes, Equitable Adjustment Rights receive the same tax treatment as Non-statutory Stock Options.

     Stock Awards. A participant who has been granted Stock Awards under the Plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the Stock Award grant. At the time any transfer or forfeiture restrictions applicable to the Stock Award lapse, the recipient will recognize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the excess of the fair market value of such Common Stock at such time over the amount, if any, paid for the award. Any dividend paid to the recipient on the restricted stock subject to the Stock Award at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

     A recipient of a Stock Award who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the Stock Award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount, if any, paid for the award. Any dividends subsequently paid to the recipient on the restricted stock subject to the Stock Award will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

ADJUSTMENTS

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder. All Awards under the Plan shall be binding upon any successors or assigns of the Company.

AMENDMENT OF THE PLAN

     The Plan allows the Board to amend the Plan without stockholder approval, unless such approval is required to comply with a tax law, American Stock Exchange requirements or regulatory requirements.

STOCKHOLDER VOTE

     Stockholders are being requested to ratify all amendments to the Plan. If stockholders fail to ratify Proposal 2, the Plan in the form attached hereto, is intended to remain in full force and effect at the discretion of the Company's Board. The affirmative vote of a majority of the votes cast by GA Financial. Inc. stockholders at the Annual Meeting is required to ratify the Plan, as amended.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS TO THE GA FINANCIAL, INC. 1996 STOCK-BASED INCENTIVE PLAN.

                 PROPOSAL NO. 3.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP has been the principal accountants for GA Financial, Inc. On February 24, 1999, the Company engaged KPMG LLP, as its principal accountant to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999. The decision to change accountants was recommended by the audit committee and approved by the Company's Board of Directors.

     In connection with the audits of the two fiscal years ended December 31, 1997 and the subsequent period through March 2, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinions. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     Representatives of PricewaterhouseCoopers LLP and KPMG LLP will be present at the Meeting. They will be given an opportunity to make a statement if they so desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 2000, a stockholder proposal must be received by the Secretary of the Company at the address set forth in the Notice of Annual Meeting of Stockholders, not later than November 26, 1999. Any such proposal will be subject to Rule 14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the time originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2000 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than January 26, 2000 assuming the 2000 annual meeting is held on April 26, 2000 and that the Company provides at least 100 days notice or public disclosure of the date of the meeting. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

     A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO RAYMOND G. SUCHTA, CHIEF FINANCIAL OFFICER, GA FINANCIAL, INC., 4750 CLAIRTON BOULEVARD, PITTSBURGH, PENNSYLVANIA 15236.


                              By Order of the Board of Directors

                              /s/ Lawrence A. Michael

                              Lawrence A. Michael
                              Corporate Secretary

Pittsburgh, Pennsylvania
March 26, 1999

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                             AMENDED AND RESTATED
                              GA FINANCIAL, INC.
                        1996 STOCK-BASED INCENTIVE PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 13 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

     (d)  "Association" means Great American Federal Savings and Loan
Association.

     (e) "Board of Directors" or "Board" means the board of directors of the Holding Company.

     (f) "Change in Control" means a change in control of the Association or Holding Company of a nature that; (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding securities except for any securities of the Association purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Association; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs in which the Association or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding

Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Association or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Association or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Association or the Holding Company.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 17 hereof.

     (j)  "Date of Grant" means the effective date of an Award.

     (l) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (m) "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

     (n)  "Effective Date" means October 16, 1996.

     (o) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

     (p) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

     (q)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (r) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

      (s) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE") or the average of the high and low sale prices of the Common Stock as reported by Nasdaq Stock Market ("NASDAQ") each as published in the Wall Street Journal, if published, on such date or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not reported on the AMEX, NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (t)  "Holding Company" means GA Financial, Inc.

     (u) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

     (v) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

     (w) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

     (x) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Sections 6 or 7 hereof.

     (y) "Outside Director" means a member of the Board of Directors of the Holding Company or its Affiliates, who is not also an Employee.

     (z) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (aa) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

     (bb) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax-qualified plan maintained by the Association. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director.

     (cc) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

     (dd) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an employee, termination of employment, in both such cases as determined by the Board of Directors, because of a material loss to the Holding Company or one of its Affiliates caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its Affiliates.

     (ee) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (ff) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.   ADMINISTRATION.
     --------------

     (a) The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable.
All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

     (b) Awards to Outside Directors of the Holding Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

     (c) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     -----------------------------------

     The following Awards and related rights as described below in Paragraphs 6 through 14 hereof may be granted under the Plan:

     (a)  Non-statutory Stock Options
     (b)  Incentive Stock Options
     (c)  Limited Right
     (d)  Stock Awards
     (e)  Dividend Equivalent Right
     (f)  Equitable Adjustment Right

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 17 hereof, the maximum number of shares reserved for Awards under the Plan is 1,246,000. Subject to adjustment as provided in Section 17 hereof, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 890,000. Subject to adjustment as provided in Section 17 hereof, the maximum number of the shares reserved for Stock Awards is 356,000. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee or the Board of Directors may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Non-statutory Stock Option
         --------------
shall be determined by the Committee on the date the option is granted. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

     (b) Terms of Non-statutory Stock Options.  The term during which each Non-
         ------------------------------------
statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at
which any Non-statutory Stock Option may be exercised in whole or in part.   The
acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options.

     (c) NSO Agreement.  The terms and conditions of any Non-statutory Stock
         --------------
Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

     (d) Termination of Employment or Service.   Unless otherwise determined by
         ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death, Termination for Cause, or Retirement, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following termination. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause. Further, unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three (3) months from the date of Retirement.

     (e) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control all Non-statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-statutory Stock Options.

     (f) Non-Transferability. Unless otherwise determined by the Committee in
         -------------------
accordance with this Section 6(f), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(f), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(f), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this
Section 6(f) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Incentive Stock Option
         --------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, the Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock
on the Date of Grant.   Shares may be purchased only upon payment of the full
Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

     (b) Amounts of Incentive Stock Options.  Incentive Stock Options may be
         ----------------------------------
granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

     (c) Terms of Incentive Stock Options.  The term during which each Incentive
         --------------------------------
Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d) ISO Agreement.  The terms and conditions of any Incentive Stock Option
         -------------
granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

     (e) Termination of Employment. Unless otherwise determined by the
         -------------------------
Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death, Termination for Cause, or Retirement, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. Further, unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three (3) months from the date of Retirement.

     (f) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options.

     (g) Compliance with Code.  The Incentive Stock Options granted under this
         --------------------
Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so quality shall be treated as Non-statutory Stock Options.

     (h)  Disqualifying Dispositions.  Each Participant shall notify the
          --------------------------
Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.   LIMITED RIGHT.
     -------------

     Simultaneously with the grant of any Option to an Employee, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

         Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

         (b)  Payment.  Upon exercise of a Limited Right, the holder shall
              -------
promptly receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less any applicable tax withholding as set forth in Section 18 hereof.

9.   STOCK AWARD.
     -----------

     The Committee (or in the case of an Outside Director Participant, the Board of Directors) may, subject to the limitations of the Plan, from time to time, make an Award of some number of shares of Common Stock to Employees and Outside Directors. The Awards shall be made subject to the following terms and conditions:

     (a) Payment of the Stock Award.  The Stock Award may only be made in whole
         --------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

     (b) Terms of the Stock Awards.  The Committee shall determine the dates on
         -------------------------
which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

     (c) Stock Award Agreement. The terms and conditions of any Stock Award
         ---------------------
shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

         (i)  the period over which the Stock Award will vest;

         (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

     (d) Certification of Attainment of the Performance Goal.  No Stock Award or
         ---------------------------------------------------
portion thereof that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

     (e) Termination of Employment or Service.  Unless otherwise determined by
         ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death, Termination for Cause, or Retirement, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Further, unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (f) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control all unvested Stock Awards held by a Participant shall immediately vest.

     (g) Non-Transferability.  Except to the extent permitted by the Code, the
         -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

         (iii)  If a recipient of a Stock Award is subject to the provisions of
Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award.

     (h) Accrual of Dividends.  Whenever shares of Common Stock underlying a
         --------------------
Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

     (i) Voting of Stock Awards.  After a Stock Award has been granted but for
         -----------------------
which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

10.  DIVIDEND EQUIVALENT RIGHT
     -------------------------

     Simultaneously with the grant of any Option to a Participant, the Committee (or Board of Directors, if grant is to an Outside Director Participant) may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights.  The Dividend Equivalent Right provides the Employee
         ---------------
with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in this Section 10 (c)) per share of Common Stock declared by the Holding Company. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

     (b) Payment.  Upon the payment of an extraordinary dividend, the
         -------
Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Holding Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to Options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend

Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 18.

     (c) Extraordinary Dividend.  For purposes of this Section 10, an
         ----------------------
extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Association's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

     (d) The terms and conditions of any Dividend Equivalent Right shall be evidenced in the agreement for the Option (NSO Agreement or ISO Agreement) and
shall be subject to the terms and conditions of the Plan.   The Dividend
Equivalent Right shall be transferable to the extent that the related Option is transferable.

11.  EQUITABLE ADJUSTMENT RIGHT
     --------------------------

     Simultaneously with the grant of any Option under this Plan, in the alternative to a Dividend Equivalent Right, the Committee (or Board of Directors, if grant is to an Outside Director Participant) may grant an Equitable Adjustment Right with respect to all or some of the shares covered by such Option

     Upon the payment of an extraordinary dividend (as such term is defined in Section 10(c)), the Committee may adjust the number of shares and/or the Exercise Price of the related Option, as the Committee deems appropriate as provided in Section 17 hereof.

     The terms and conditions of any Equitable Adjustment Right shall be evidenced in the agreement for the Option (NSO Agreement or ISO Agreement) and shall be subject to the terms and conditions of the Plan. The Equitable Adjustment Right shall be transferable to the extent that the related Option is transferable.

12.  PAYOUT ALTERNATIVES
     -------------------

     Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

     (a) Discretion of the Committee.  The Committee has the sole discretion to
         ---------------------------
determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

     (b) Payment in the form of Common Stock.  Any shares of Common Stock
         -----------------------------------
tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

13.  ALTERNATE OPTION PAYMENT MECHANISM
     ----------------------------------

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment.  The exercise price may be paid in cash or by certified
         ------------
check.

     (b) Borrowed Funds.  To the extent permitted by law, the Committee may
         --------------
permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c) Exchange of Common Stock.
         ------------------------

         (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

         (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

14.  RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.
     -------------------------------------------

     No Participant or Outside Director shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

     Except as permitted by Section 6(f) hereof or as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to
Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant or Outside Director other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

15.  AGREEMENT WITH GRANTEES.
     -----------------------

     Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, the Board of Directors, tax law considerations or applicable securities law considerations.

16.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

17.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

18.  TAX WITHHOLDING.
     ---------------


     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

     (b) If any disqualifying disposition described in Section 7(g) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(f) is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(f), from any shares of Common Stock due to the Participant under this Plan.

19.  AMENDMENT OF THE PLAN.
     ---------------------

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

20.  EFFECTIVE DATE OF PLAN.
     ----------------------

   The Plan became effective on October 16, 1996. All amendments are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required under the Plan or by applicable federal or state statutes, rules or regulations. The failure to obtain shareholder approval for such purposes will not effect the validity of other provisions of the Plan and any Awards made under the Plan.

21.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

22.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

23.  COMPLIANCE WITH OTS CONVERSION REGULATIONS
     ------------------------------------------

     Notwithstanding any other provision contained in this Plan:

     (a) no Award granted prior to March 26, 1997, shall become vested or exercisable at a rate in excess of 20% per year; provided, however, that any such Award shall become fully vested or immediately exercisable upon a Change in Control or in the event of a Participant's termination of service due to death or Disability. The Committee may also, at its discretion, modify the vesting or exercisability schedule of any Award granted prior to March 26, 1997, in connection with a Participant's Retirement;

     (b) no Award granted to any individual employee may exceed 25% of the total amount of Awards which may be granted under the Plan;

     (c) no Award granted to any individual Outside Director may exceed 5% of the total amount of Awards which may be granted under the Plan; and

     (d) the aggregate amount of Awards granted to all Outside Directors may not exceed 30% of the total amount of Awards which may be granted under the Plan.

24.  DELEGATION OF AUTHORITY
     -----------------------

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the executive officer(s) of the Holding Company or the Association. The Committee may rely on the descriptions, representations, reports and estimate provided to it by the management of the Holding Company or the Association for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

[X] PLEASE MARK VOTES                   REVOCABLE PROXY
    AS IN THIS EXAMPLE                   GA FINANCIAL, INC

                       ANNUAL MEETING OF SHAREHOLDERS
                               APRIL 28, 1999                    1.   The election as                          With-   For all
                          10:00 A.M. EASTERN TIME                     directors of all nominees         For    hold    Except
                                                                      listed (except as marked to       [_]    [_]     [_]
The undersigned hereby appoints the official proxy                    the contrary below)
committee of the Board of Directors of GA Financial, Inc.
(the "Company"), each with full power of substitution, to             Thomas E. Bugel                     David R. Wealz
act as proxies for the undersigned, and to vote all shares
of Common Stock of the Company which the undersigned is          INSTRUCTION: To withhold authority to vote for any
entitled to vote only at the Annual Meeting                      individual nominee, mark "For All Except" and write that
of Shareholders, to be held on April 28, 1999, at                nominee's name in the space provided below.
10:00 a.m, Eastern time, at the Bradley House,
5239 Brownsville Road, Pittsburg, Pennsylvania                   ------------------------------------------------------------------
15236, and at any and all adjournments thereof, with all
of the powers the undersigned would possess if                   2.   For ratification of
personally present at such meeting, as follows:                       certain amendments to the      For     Against   Abstain
                                                                      GA Financial, Inc. 1996        [_]       [_]       [_]
                                                                      Stock-Based Incentive Plan.

                                                                 3.   The ratification at the        For     Against   Abstain
                                                                      appointment of KPMG LLP        [_]       [_]       [_]
                                                                      as independent auditors
                                                                      of GA Financial, Inc. for
                                                                      the fiscal year ending
                                                                      December 31, 1999.

                                                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                                                            EACH OF THE LISTED PROPOSALS.

                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                                                  BOARD OF DIRECTORS.

                                                                      This proxy is revocable and will be voted as directed,
                                                                      but if no instructions are specified, this proxy
                                                                      will be voted "FOR" each of the proposals listed. If
                                                                      any other business is presented at the Annual Meeting,
Please be sure and sign and date                ----------------      including whether or not to adjourn the meeting,
     this Proxy in the box below.                Date                 this proxy will be voted by those named in this proxy
----------------------------------------------------------------      in their best judgement. At the present time, the Board
                                                                      of Directors knows of no other business to be presented
----Shareholder sign above----Co-holder (if any) sign above-----      at the Annual Meeting.

 ................................................................................

 .    Detach above card, date, sign and mail in postage envelope provided   .

                              GA FINANCIAL, INC.

-------------------------------------------------------------------------------
     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Annual Meeting of Shareholders and of a Proxy Statement dated March 26, 1999 and of the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please sign your full title. If shares are held jointly, each holder may sign but only one signature is required.


           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
-------------------------------------------------------------------------------